                                                                 EXHIBIT 10.2.1

                            STANDARD LEASE AGREEMENT

Date: March 1, 1989

        THIS LEASE AGREEMENT made and entered into the date first appearing above, by and between the below specified Landlord, Tenant and Guarantor(s), (hereinafter the "Lease").

        For and in consideration of these premises, the rents reserved, and the agreements and covenants herein contained, the Landlord does hereby lease and demise unto the Tenant, and the Tenant does hereby hire and take from the Landlord, the Premises specified below, (hereinafter the "Premises") upon the terms and conditions set forth herein.

              ARTICLE I. FUNDAMENTAL LEASE PROVISIONS AND EXHIBITS

1.1     Fundamental Lease Provisions:

Landlord Name: Boca Commercial Industrial Ltd.-c/o Brenner Real Estate Group
Address: 3195 N. Powerline Rd. #104, Pompano Beach, FL 33069
Phone: (305) 978-9968
Tenant Name: Q.E.P. Co., Inc.
Address: Kay Fries Drive & Rt. 9W P.O. Box 678 Stony Point, NY 10980
Phone: (914) 942-2491

                      (1st)                             (2nd)
Guarantor(s) Name(s): Q.E.P. Co., Inc, 9 Kay Fries Dr.  Lewis Gould, 7 Punta Rd.
Address:              Stony Point, NY 10980             New City, NY 10956
Phone:                (914) 942-2491                    (914) 638-1285

Premises Address: 990 E. Rogers Circle, Boca Raton, FL 71487
Complex: Boca Commercial -- Industrial Center I
Suite or Bay: 8

Term: 63 months with one (1) 60-month renewal option
Annual Base Rent: See Exhibit "B"
(The base rent is subject to adjustments pursuant to Article IV B hereof, and all additional rents, charges and assessments set forth herein).
Leased Area: 14,775 sq. ft.
Permitted Use: Manufacturing, distribution, showroom, accessory offices
First Month's Rent: $Base: $2,154,691CAM: $1,539.06 & Sales Tax: $221.62
                             $3,915.37
Last Month's Rent: $Base: $7,695.31 & Sales Tax: $461.72 $8,157.03
Security Deposit: $5,000
Tenant's Percentage: 13% AB
Estimated Date for Delivery of the Premises: July 1, 1989
Commencement Date: July 1, 1989 (The commencement date is subject to the provisions of Article III B hereof).

1.2 Effect of Reference to a Fundamental Lease Provision. Each reference in this Lease to any of the Fundamental Lease Provisions contained in Article 1.1 shall be constructed to incorporate all of the terms provided under each such Fundamental Lease Provision.

1.3 Exhibits. The exhibits listed in this Section and attached to this lease are hereby incorporated in and made a part of this Lease:

                EXHIBIT "A"     -       Site Plan

                EXHIBIT "B"     -       Special Provision

                EXHIBIT "C"     -       Form of Addendum specifying
                                        Commencement Date.


Initialed by:                           Initialed by:

LM                                      AB
- --------------------------------------  ---------------------------------------
Tenant                                  Landlord

                            ARTICLE II. DEFINITIONS

The following definitions shall apply:

        A. Base Rent: The Base Rent to be paid by Tenant pursuant to the provisions herein.

        B. Adjusted Annual Rent: The Base Rent as defined above, hereafter increased in accordance with the provisions hereof, but in no event less then the Base Rent stipulated for the applicable term.

        C. Additional Rent: Tenant's Proportionate share of Real Estate Taxes, Insurance, and Common Area Maintenance charges.

        D.      Complex: Boca Commercial -- Industrial Center I.

        E.      The Premises: Bay 8 of the Complex.

        F. Rentable Area: All space in the building rentable to tenants, whether or not rented or occupied.

        G. Tenant's Proportionate Share: The percentage which the area of said premises is of the total rentable area of the building, which percentage is agreed upon as specified under Article I. In the event that additional areas shall be added to or included under this Lease, said agreed percentage shall be proportionately increased.

        H. Common Areas and Facilities: All that part of the Premises not leased to tenants of the Premises and intended for the common use of all tenants of the Premises, including among other facilities, parking areas, private streets and allies, landscaping, curbs, loading areas, sidewalks and lighting facilities, pylon signs, maintained by the Landlord in the Premises, but excluding space in buildings (now and hereafter existing) constructed for rental for commercial purposes, as the same may exist from time to time, and further excluding streets and allies maintained by a governmental authority, together with all other common areas, facilities, equipment and installations which are at the time provided or designated (and which may be changed form time to time by Landlord) for the use by or benefit of Tenant, its employees, customers, and other invitees in common with others entitled to the use or benefit of such areas, facilities, equipment and installations in the manner and for the purposes permitted by this Lease. Specifically excluded from the Common Areas and Facilities are those portions of the Land included with the Premises together with all improvements situated thereon, which are at any time leased or conveyed to third parties by the Landlord.

                           ARTICLE III. TERM OF LEASE

        A. TERM: The Tenant hereby takes and holds the Premises specified under Article I for the entire duration of the Term as specified thereunder.

        B. COMMENCEMENT DATE: The Term will commence on the date specified under Article I. It is contemplated that the Premises will be ready for occupancy by the Tenant on or prior to the Commencement Date. However, in the event that the Landlord is unable to deliver possession of the premises to the Tenant on or before said date, then and in such event the Landlord agrees to deliver possession of the premises to the Tenant as soon as practicable thereafter, and the rental under this lease will be abated proportionately and the Tenant will be relieved of the liability for paying the same during such time Tenant does not have possession. In no event shall the Tenant have any claim for damages (except for the abatement of rent as herein specified) on account of the failure of the Landlord to deliver possession of the premises to the Tenant of or before said date.

        C. OPTIONS TO EXTEND: Providing Tenant has not defaulted in respect to any provision of this lease, Tenant shall have the right to extend the term of this lease for the number of additional periods of time, and the length of each such additional period, as designated in Article I, provided however that written notice is given the Landlord of such

Initialed by:                                        Initialed by:

LM                                                   AB
- -------------------------                            -------------------------
Tenant                                               Landlord
intention to extend the lease not less than one hundred twenty days prior to the expiration of the Original Term or any prior extended term thereof. During any extended term of the lease, all provisions of this lease shall remain in full force and effect, except that the Base Rent, for Option Term shall be adjusted as herein provided, but in no event to be less than the year previous to the option term. Lessee shall have no further right or option to renew or extend the term of this Lease.

        D. HOLDING OVER: In the event Tenant remains in possession of the Premises after the expiration of this lease or any extended term thereof, it shall be deemed a tenancy from month to month, subject to all conditions, provisions and obligations of such tenancy, except that the monthly rental shall be twice the monthly rental last in effect on this Lease.

                       ARTICLE IV. RENT AND OTHER CHARGES

        A. BASE RENT: Tenant shall pay in advance to the Landlord, without prior demand, in lawful money of the United States, on the first day of each month, without any deduction or off-set whatsoever throughout the term of this Lease, the sum specified as Base Rent under Article I, together with all other additional rent and all other sums and charges payable by Tenant hereunder as herein provided, plus any Florida State Sales or Use Tax. Such payment shall be made at the office of the Landlord or at such place Landlord may from time to time designate by written notice directed to Tenant at the Demised Premises. In the event that the commencement date of the Original Term is other than the first day of a month, then the Tenant shall pay rent for such fractional month prorated on the basis of a thirty day month.

        B. ADJUSTED ANNUAL RENT: The base rent shall be adjusted for each lease year according to the Consumer Price Index as of the date of commencement of each said lease year. The standard for measuring such adjustments shall be the Consumer Price Index, United States average on all items and commodity groups, issued by the Bureau of Labor Statistics of the United States, hereinafter referred to as the "Index". The "Index" for the first month of the first term of this lease shall be the Basic Standard. Should said Bureau discontinue the publication of an Index approximating the Index herein contemplated, then such Index as may be published by another United States Governmental Agency, as most nearly approximates the Index herein first above referred to shall govern and be substituted as the Index to be used, subject to the application of an appropriate conversion factor to be furnished by the governmental agency. If the governmental agency will not furnish such conversion factor, then the parties shall agree upon a conversion factor or a new Index, and in the event agreement cannot be reached as to such factor, or such new Index, then the parties hereto agree to submit to arbitrators chosen in the usual manner. The selection of a new Index by such arbitrators in either of the above events shall be binding upon the parties hereto. In the event any controversy arising as to the proper adjustment for rental payments as herein provided, Tenant shall continue paying the rental under the last preceding rental adjustment as herein provided until such time as said controversy has been settled, at which time an adjustment will be made, retroactive to the beginning of the adjustment period in which controversy arose. However, in no event shall the annual rent due and payable hereunder be less than the previous lease year, or the Base Rent for the year as specified under Article I, regardless of the value of the dollar as reflected by said Index.

        C. REAL ESTATE TAXES PAYABLE BY TENANT: The Tenant agrees to pay to Landlord, as additional rental, in addition to the rental and other sums due hereunder, during the term of this lease and any extended term thereof.

Initialed by:                           Initialed by:

LM                                      AB
- ----------------------------------      ----------------------------------
Tenant                                  Landlord
his proportionate share of all Real Estate Taxes, and all assessments which may be levied against the Complex, immediately when first due, together with all costs and expenses (including attorneys' fees and expenses) incurred by Landlord in connection therewith, for such calendar year. The copy of the tax bill submitted by Landlord to Tenant shall be sufficient evidence of the amount of taxes assessed or levied against the parcel of real property to which such bill relates. The Tenant's prorata share of Real Estate Tax shall amount to that portion of the entire tax hereinabove described which the gross floor area of the Demised Premises bears to the gross floor area of all rentable space in the Complex, which percentage is as agreed and specified under Article I.

        D.      MANNER OF PAYMENT OF TAXES BY TENANT:   The amounts payable by
Tenant pursuant to the foregoing provision of this Lease shall be estimated by Landlord for such period as Landlord may determine, not exceeding one year, and Tenant agrees to deposit with Landlord such amounts in monthly installments in advance on the first day of each calendar month during such period, such installments to be in addition to all other payments of rent provided for in this Lease. At the end of the period for which such estimated payments have been made, Tenant shall be advised of the actual amount required to be paid under the provisions of this Article and, if necessary, an adjustment shall be made between the parties. If Tenant shall have deposited in excess of such actual amount, the excess shall be refunded by Landlord within a reasonable period of time. If the amount that Tenant shall have deposited is less than such actual amount, Tenant agrees to pay such extra amount with the next fixed minimum rent payment due, or if no further fixed minimum rent payments are due, then forthwith upon demand therefor by Landlord.

        E. PRORATION OF TAXES: Tenant's Proportionate Share of all Real Estate Taxes required to be paid by Tenant hereunder during the first and last calendar years of the term of this Lease shall be prorated as of the first and last days of the term of this Lease, and Landlord shall pay that portion thereof applicable to the periods before the first day and after the last day of the term hereof, respectively.

        F. INSURANCE: The Tenant shall pay its Proportionate Share of insurance premiums of insurance policies carried by the Landlord for the protection of the complex against all perils, liability and rent loss due to perils, said Proportionate Share to be determined in the same manner as a proportionate share of Real Estate Taxes pursuant to the last paragraph above and in accordance with Article VII, Paragraph E hereof.

        G. COST OF MAINTENANCE OF COMMON AREAS AND FACILITIES: TENANT TO PAY PROPORTIONATE SHARE OF EXPENSE. In each year of the term, Tenant will pay to Landlord, in addition to the Rent specified in Article I hereof, and in addition to Tenant's payments of Real Estate Taxes and Insurance as additional Rent, its Proportionate Share of Landlord's costs and expenses of maintaining, operating and repairing the Common Areas and Facilities (including parking areas) (hereinafter collectively "Common Area Maintenance"), during such Year of the term, including without limitation, the costs and expenses incurred by Landlord in connection with:

                (a) Striping, resurfacing, repair and replacement of the parking area and driveways of the Premises;

                (b) Insuring the Common Areas and Facilities, including such insurance as Landlord may effect against fire and other casualties, public liability and property damage, loss of rents and/or business interruption, and any other risks insured against with respect to the Premises by Landlord;

                (c) Cleaning, including dirt and rubbish removal, garbage and waste collection and disposal;

                (d) Lighting, loudspeakers, public address and musical broadcasting and electrical systems;

                (e)     Traffic control, security, policing and supervising;

Initialed by:                       Initialed by:

LM                                  AB
- ----------------                    ----------------
Tenant                              Landlord

                (f) All utilities, including electricity, gas, water, sewer, and septic tanks;

                (g) All personnel including management staff employed to carry out maintenance of the Common Areas and Facilities, including salaries and contributions toward usual fringe benefits, unemployment insurance and similar contributions;

                (h) Repairs and replacements to and maintenance and operation of the roofs of the Premises, the heating, ventilating and air-conditioning systems, if any, serving the Common Areas and Facilities, and including gardening and landscaping maintenance;

                (i) Rental or lease charges and repairs and replacements to and maintenance and operations of signs relating to the Premises, whether owned or rented by Landlord and whether or not located on the Premises;

                (j)     Monthly Condominium dues if any.

        H. MANNER OF PAYMENT OF TENANT'S PROPORTIONATE SHARE OF COMMON AREA MAINTENANCE CHARGES: The amounts of which Tenant is to pay its proportionate share pursuant to Section G above together with adequate reserves to cover the cost of any such striping, resurfacing, repairs and replacements of the roofs, common areas and facilities shall be estimated by Landlord for such period as Landlord may determine not exceeding one year, except for the hereinafter mentioned reserves which may be set aside for any number of years, and Tenant agrees to pay Landlord such estimated amount of its proportionate share of such amounts in monthly installments in advance on the first day of each Lease Year together with and in addition to all other rental payments provided for in this Lease. At the end of the period for which such estimated payments have been made, Tenant shall be advised of the actual amount required to be paid under the provisions of Section G and, if necessary, an adjustment shall be made between the parties. If Tenant shall have paid in excess of such actual amount, the excess shall be refunded by Landlord within a reasonable period of time. If the amount Tenant has paid is less than such actual amount, Tenant agrees to pay such additional amount with the next fixed minimum rental payment due, or, if no further fixed minimum rent payments are due, then forthwith upon demand therefor by Landlord.

        I. UTILITY CHARGES: Tenant shall be solely responsible for and shall promptly pay all charges for heat, air-conditioning, water, gas, electricity, telephone, storm and sanitary sewer service, janitor service, garbage removal, window cleaning, and all other services and utilities supplied to or used or consumed in the Leased Premises. Tenant shall also pay all costs and expenses for the installation of such utilities and for the extension of any and all lines necessary to provide such utilities and services to the Leased Premises, and all connection fees and charges related thereto. In no event shall Landlord be liable for any interruption or failure in the supply of any such utilities to Tenant or to the Leased Premises, nor shall any such failure or interruption constitute an actual or constructive eviction of Tenant from the Leased Premises or result in or give rise to any abatement in any rent received hereunder.

        J. LATE PAYMENT CHARGE: In the event any monthly installment of rent is not paid within five (5) days after it is due and payable as set forth in this lease, Tenant agrees to pay as a late charge an amount equal to ten (10%) percent of the monthly installment of rent and/or additional Rent that is due and payable.

Initialed by:                           Initialed by:

LM                                      AB
- -----------------------------           ------------------------------
Tenant                                  Landlord

        K. REPEATED FAILURE TO PAY RENT WHEN DUE: If Tenant fails in any two consecutive months during the term of this Lease to make any Rent and/or Additional Rent payment within five (5) days after the same shall become due, the Landlord, in order to reduce its administrative costs, may require, by giving written notice to the Tenant (and in addition to any late charge payable under Section J above, as well as any other rights and remedies accruing pursuant to any term, provision or covenant of this Lease or otherwise provided by law or in equity), that the fixed Rent payable pursuant to Article I of the Lease is thereafter to be paid in quarterly installments in advance instead of in monthly installments in advance and/or that all future payments of Rent and Additional Rent, percentage, adjusted and additional rent are thereafter to be made on or before the due date by cash, cashier's check or money order, and that the delivery of Tenant's personal, partnership or corporate check will no longer constitute a payment of rental as provided in this Lease. Any acceptance of a monthly Rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights, which may be asserted by Landlord at any time and from time to time during the term of this Lease.

        L. SECURITY DEPOSIT: As security for the faithful performance by Tenant of all the terms and conditions of this lease, Tenant has deposited with Landlord a sum specified under Article I as the Security Deposit. The Landlord may commingle the security deposit with its other funds and, in the event of a sale of the Complex or of the land on which it stands, or a lease of the land or Complex or both the Landlord shall have the right to transfer the security deposit to the Buyer or Tenant and the Landlord shall be released from all liability to Tenant for the return of such security, and the Tenant shall look only to the new Landlord for the return of the said security. The security deposit shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. In the event of a permitted assignment of this lease by Tenant, the security deposit shall be held by Landlord as a deposit made by the assignee and the Landlord shall have no further liability with respect to the return of said security deposit to the Tenant. If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent, loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. The security deposit shall be returned to the Tenant, without interest, upon the expiration of the lease term and any extended term thereof, providing that Tenant has fully carried out all the terms, covenants and conditions of this lease.

                              ARTICLE V. NET LEASE

        A. NET LEASE INTENDED UNLESS EXPRESSLY PROVIDED OTHERWISE: Tenant acknowledges and agrees that it is intended that this Lease shall be a completely net lease to Landlord, that Landlord shall not be responsible during the term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises, of the contents thereof, excepting only Landlord's income tax in respect to income received from leasing the Leased Premises, Landlord's corporation franchise tax, and any payments to be made by Landlord in connection with any mortgage or mortgages executed by Landlord affecting the Premises, and Tenant shall pay all


Initialed by:                           Initialed by:


LM                                      AB
- -----------------------                 -----------------------
Tenant                                  Landlord
charges, impositions, costs and expenses of every nature and kind relating to the Premises and the operation of its business including, but not limited to electricity, water, gas, telephone, sewerage and other utilities furnished to the Premises and Tenant Covenants with Landlord accordingly. Landlord shall not be liable for any interruption whatsoever in utility service.

                              ARTICLE VI. PREMISES

        A. QUIET ENJOYMENT: Tenant, upon paying the Rent and Additional Rent performing all of the terms on its part to be performed, shall peaceably and quietly enjoy the Premises subject, nevertheless, to the terms of this Lease and to any mortgage, ground lease or agreements to which this lease is subordinated.

        B. USE OF THE PREMISES: During the entire Lease Term, and all extended terms thereof, the Premises must be used and occupied for the sole use specified under Article I and for no other purpose or purposes without the written consent of the Landlord, which consent may be withheld in Landlord's sole discretion.

        C. TRADE NAME: Tenant agrees to operate its business at the Leased Premises only under the name as submitted to and approved by Landlord, and Tenant shall not change the name of the business operated in the Leased Premises without the prior written consent of Landlord.

        D. SOLICITATION OF BUSINESS: Tenant and Tenant's employees shall not solicit business in the parking or other common areas of the premises, and Tenant shall not distribute any handbills or other advertising matter in automobiles parked in the parking areas or in other common areas of the premises, nor shall Tenant display any merchandise outside the Leased Premises.

        E. PERMITS AND LICENSES: Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Premises and will at all times comply with all applicable laws, ordinances and governmental regulations relating to the business of Tenant conducted at the Premises.

        F. FIRE SALES, AUCTIONS, ETC., PROHIBITED: Tenant shall not conduct within or from the Premises any fire, auction, bankruptcy, "going-out-of-business," "lost-our-lease," or similar sales, and shall not advertise the same on the Premises, or operate within the Premises a "wholesale" or "factory outlet" store, a "second hand" store, or any store conducted in whole or principally for the sale of second-hand goods or surplus articles, insurance salvage stock, fire-sale stock or bankruptcy stock.

        G. BUSINESS OPERATIONS: Tenant agrees to operate 100% of the Premises during the entire term of this lease, and to conduct its business at all times in a high class and reputable manner. Tenant shall keep the Premises open for business during normal and customary business hours and shall at all times maintain adequate help in the Premises to sufficiently service Tenant's customers. Tenant agrees to comply with all laws, rules and regulations of Landlord and all governmental authorities respecting the use of and operations and activities on the Premises and in the Complex, including sidewalks, streets, approaches, drives, parking areas, and shall not make, suffer or permit any unlawful, improper or offensive use of the Premises or permit any nuisance therein. Tenant shall not make any use of the Premises which would make void or voidable any policy of fire or extended coverage insurance covering the Complex, and if by reason of any use by Tenant of the Premises or the keeping by tenant of any inflammable substance in the

Initialed by:                           Initialed by:

LM                                      AB
- -------------------------------         --------------------------------
Tenant                                  Landlord
premises, the hazard insurance premiums on policies maintained by Landlord shall be increased over normal rates for the Complex, the amount of the increase in the premium shall be paid to Landlord by the Tenant on demand. Tenant shall not burn any trash of any kind in or about the Complex, nor shall Tenant permit rubbish, refuse or garbage to accumulate or any fire or health hazard to exist in or about the premises. Tenant shall not display any merchandise or install any showcase, or other obstructions on the outside of the premises, or in any lobby or passageway adjoining the same that will extend beyond the borderline of the premises, nor shall Tenant maintain any loudspeaker device or any noise making device in such manner as to be audible to anyone not within the Tenant's premises. No radio or television antenna or other similar device shall be installed without first obtaining in each instance the Landlord's consent in writing which consent may thereafter in the Landlord's discretion be withdrawn. Without consent of the Landlord, the Tenant shall not use the common areas as herein defined except for ingress and egress to the Complex and the premises. Tenant agrees that it will, in connection with its operations, use only the trademarks, service marks, and trade names of Landlord and Landlord's affiliates in a manner specifically authorized by Landlord. It is further agreed that Landlord may terminate its license to Lessee to use any of said marks of trade names at any time upon notice and that the use of said marks and trade names shall be in accordance with specific standards of quality and controls adopted by Landlord in connection with the use of its marks. Included within the specific standards and quality control are the following provisions: (1) Tenant will not use said marks and trade names in connection with the conduct of any business except the business conducted on the demised premises and if the corporate or trade name of Tenant includes any word or name similar to the name of the Complex, Tenant will immediately upon discontinuance of business in the demised premises, cause the name to be changed so as to eliminate such word or name.

        H. EXAMINATION OF PREMISES: Tenant, having examined the Premises, is familiar with the condition thereof and relying solely on such examination will take them in their present condition, unless otherwise expressly agreed upon in writing.

        I. ACCEPTANCE: Upon the opening of the Premises for business, Tenant shall be deemed to have certified to the Landlord and to the holder of any mortgage encumbering all or part of the Landlord's estate, that the premises have been delivered to it in accordance with the terms of this lease and that possession has been accepted by Tenant, that the term of this lease and the obligation to pay rents have commenced, that the premises and all other portions of the Complex have been completed in accordance with the requirements of this lease, and that there is not then available to Tenant any defense or offset against rent or any violation of the lease terms on the part of the Landlord. The foregoing provisions shall be self-operative and no other instrument or certificate shall be required by the Landlord or any mortgagee unless the Landlord or mortgagee shall deem the same appropriate, in which event, in confirmation of the foregoing, Tenant shall promptly execute in writing a certificate containing the foregoing.

        J. MAINTENANCE: a) BY TENANT: Tenant shall at all times keep and maintain the Leased Premises (including entrances, all glass, show window moldings and store fronts), and all partitions, doors, fixtures, equipment and appurtenances thereof and improvements thereto, (including

Initialed by:                           Initialed by:

LM                                      AB
- -----------------------                 -------------------------
Tenant                                  Landlord
lighting, heating, ventilation and plumbing fixtures and equipment and wiring and its air-conditioning system), in good order, condition and repair and shall replace any of the same as required by Landlord (including periodic painting and decoration as determined by the Landlord), including, but not limited to plate glass windows, doors, door closure devices and other exterior openings; window and door frames, molding, locks and hardware; special storefronts; lighting, heating, air-conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decoration or advertising media of any type; and interior painting or other treatment of exterior walls). Landlord shall not be required to make any repairs to the foundation, exterior walls or the roof by reason of Tenant's acts or omissions to act or the act of any of Tenant's employees, agents, customers or invitees. Tenant shall bear the cost of all such maintenance, repairs, and replacements, and, if Tenant fails to do any such maintenance, repairs, and replacements, Landlord may do so and Tenant shall pay to the Landlord upon demand, as additional rent hereunder, the cost of all such maintenance, repairs and replacements plus interest at the maximum contractual rate which could legally be charged in the event of a loan of such payment to the Tenant under the laws of the State of Florida, such interest to accrue continuously from the date of payment by Landlord until repayment by Tenant. b) BY LANDLORD: Landlord shall maintain the roof and the exterior structure of the Premises.

        K. ACCESS: Landlord shall have the right to place, maintain and repair all utility conduits and equipment of any kind, upon and under the Premises as may be necessary for the servicing of the Premises and other portions of the Complex. Landlord shall also have the right to enter the Premises at all times to inspect or to exhibit the same to prospective purchasers, mortgagees, lessees and tenants and to make such repairs, additions, alterations or improvements as Landlord may deem desirable.
Landlord shall be allowed to take all material into and upon said Premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rents reserved shall not abate while said work is in progress by reason of loss or interruption of Tenant's business or otherwise and Tenant shall have no claim for damages. If Tenant shall not be personally present to permit an entry into said premises when for any reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefor and without in any manner affecting the obligations of this Lease. The provisions of this paragraph shall not be construed to impose upon Landlord any obligation whatsoever for the maintenance or repair of the building or any part thereof except as otherwise herein specifically provided. During the one hundred twenty days prior to the expiration of the Lease or any renewal term, Landlord may place upon the Premises signs indicating that the Premises are available for rent or sale, which Tenant shall permit to remain thereon.

        L. EASEMENTS: Landlord reserves all rights to the air space over and under the Premises and the Complex. The site plan schematically portraying the general lay-out of the Complex and other improvements shall not be deemed to be a warranty, or representation that such plan will not be altered from time to time. Landlord reserves the right to make changes, additions and eliminations in and to the site plan and the proposed or completed buildings, and common areas, provided the same do not unreasonably interfere with Tenant's use of the premises. Landlord reserves the right to use common areas to accommodate future construction activities in, around, over and under the Complex. The attachment of a site plan to this lease shall not imply any obligation on the part of Landlord to construct the building as shown thereon nor prohibit a future modification thereof.

Initialed by:                           Initialed by:

LM                                      AB
- -------------------------------         --------------------------------
Tenant                                  Landlord

        M. IMPROVEMENTS: Within twenty days from the date this Lease is executed by Landlord and Tenant and before any of Tenant's work is started, Tenant shall submit for Landlord's approval detailed plans and specifications for all Tenant's work, which must include the extent such work will require mechanical or electrical installations which will be connected to utilities furnished by Landlord or will affect the exterior appearance of the Premises or its structural, mechanical or electrical components.

        Tenant shall fully equip the Premises with all trade equipment, lighting fixtures, furniture, operating equipment, furnishings, fixtures, floor coverings and exterior signs and any other equipment necessary for the operation of Tenant's business. Should Tenant install a cooling tower or other air conditioning equipment on the roof of the Demised Premises, Tenant shall assume primary responsibility for the maintenance and repair of the roof and such installation, operation and maintenance shall be made in such manner that the right of Landlord under any roofing bond then in force shall not be affected.

        All improvements, additions or fixtures (other than trade fixtures not permanently affixed to the realty) that may be made or installed on the premises by either party (including floor coverings cemented or otherwise affixed to the floor) shall be the property of the Landlord.

        Tenant shall not make any structural alterations in or additions to the Premises. If alterations become necessary because of the application of laws or ordinances or of the directions, rules or regulations of any regulatory body to the business carried on by the Tenant or because of any act of default on the part of the Tenant or because Tenant has overloaded any electrical or other facility, Tenant shall make any required alterations whether structural or non-structural at its own cost and expense after first obtaining Landlord's written approval of plans and specifications and Tenants furnishing to Landlord such indemnification against liens, costs, damages and expenses as Landlord may reasonably require. All improvements shall be in accordance with all Federal, State and Local regulations and codes and will not commence prior to obtaining all applicable permits.

        Tenant shall not place or suffer to be placed or maintained on any exterior door, roof, wall or window of the Complex or demised premises including the storefront or any other part of the Premises visible from any part of the common area any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the demised premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved by landlord in good condition and repair at all times and to remove the same at the end of the term if requested by Landlord to do so. Upon removal thereof Tenant agrees to repair any damage to the premises caused by such installation.

        Landlord shall have at all times a valid lien for all Rent, Additional Rent and other sums of money becoming due hereunder from the Tenant upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the premises without liability for trespass or conversion, and shall have the right to sell the same with or without notice at public or private sale, with or without having such property at the sale, at which Landlord or its assigns may purchase, and apply the proceeds thereof, less any and all expense connected with the taking of possession and sale of the property, and as a credit against any sums due by Tenant to Landlord any surplus shall be paid to Tenant.

Initialed by:                               Initialed by:

LM                                          AB
- ------------------------------------        -----------------------------------
Tenant                                      Landlord
and Tenant agrees to pay any deficiency forthwith. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law or in any other form provided by law. Tenant agrees to execute such Financing Statements and other documents as may be required by the Commercial Code of the state in which the demised premises are located in order to preserve the priority of the lien created. The statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

        Upon expiration of the term of this lease Tenant agrees to promptly remove its personal property, trade fixtures and signs and upon Tenant's failure to do so, the said fixtures, signs and property shall be deemed abandoned by Tenant and shall become the property of the Landlord. The Landlord shall not be liable for trespass, conversion or negligence by reason of its acts or acts of anyone claiming under it or by reason of the negligence of any person with respect to the acquisition and/or disposition of such property.

        Tenant agrees that it will repair any damage done to the premises by the installation and/or removal of its trade fixtures and signs, and upon failure of Tenant to do so promptly at the end of the term Tenant agrees to pay Landlord any cost incurred by Landlord in making such repairs or affecting such removal.

        N. CONTROL OF COMMON AREAS AND FACILITIES BY LANDLORD: All Common Areas and Facilities from time to time provided by Landlord, including all automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Premises, including employee parking areas, loading docks, package pick-up stations, pedestrian sidewalks, ramps, landscaped areas, exterior stairways, elevators, escalators, restrooms and other areas and improvements provided by Landlord for the general use, in common, of tenants of the Premises, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all Common Areas and Facilities. In addition to the rights of Landlord with respect to the Common Areas and Facilities set forth in this Lease, Landlord shall have the right to construct, maintain and operate lighting facilities on all Common Areas and Facilities; to police the same; from time to time to change the area, level, location and arrangement of parking areas and other Common Areas and Facilities herein above referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges, with appropriate provisions for free parking ticket validation by tenants; to close all or any portion of the Common Areas and Facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to obstruct or close off any or all of the Common Areas and Facilities for the purpose of maintenance and repair; to close temporarily all or any portion of the parking areas or facilities to discourage non-customer parking; and to do and perform such other acts in and to the Common Areas and Facilities or any part thereof, as Landlord shall determine in its sole discretion. Landlord will operate and maintain the Common Areas and Facilities in such manner as Landlord, at its sole discretion, shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and Facilities.

        O. LIENS: Tenant agrees that it will make a prompt payment when due, of all costs and expenses incurred in carrying out its agreement herein and of all costs and expenses of any repairs, constructions or

Initialed by:                                      Initialed By:

LM                                                 AB
- ------------------------                           ---------------------------
installations which are the responsibility of Tenant hereunder. Tenant agrees to indemnify and save Landlord harmless from the against any/all liabilities incurred by Tenant including any: mechanics, materialsmen's, laborers' liens asserted or claimed against the premises or any part thereof on account of work, labor or materials used in the premises or in any improvement or change thereof made at the request of, or upon the order of, or to discharge the obligation of Tenant. Should any mechanic's or other lien be filed against the Demised Premises or any part thereof for any reason whatsoever, Tenant shall cause the same to be cancelled and discharged of record by bond or otherwise within ten (10) days after the date of such filing. In no event shall anything contained in this paragraph or elsewhere in the Lease be deemed to subject Landlord's interest in the premises to the lien of any person doing work or furnishing materials at the instance and request of Tenant.

        P. COMMON AREAS: In addition to the Premises, Tenant shall have the right to the non-exclusive use, in common with the Landlord and others to whom Landlord may grant similar rights, of automobile parking areas, driveways, malls and footways, and such loading facilities, elevators, escalators and other facilities as may be located and designated from time to time by Landlord subject to the terms and conditions of this lease. The Common Areas shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify, change and enforce rules and regulations with respect to the Common Areas so long as such rules are not discriminatory against Tenant, and Tenant agrees to abide by and conform with such rules and regulations. Tenant agrees that it and its officers and employees will park their automobiles only in such areas as Landlord from time to time designate for employee parking, which areas may be within or without the Complex. Tenant agrees that it will, within five days after written request therefor by Landlord, furnish Landlord with a state automobile license numbers assigned to its cars of all its employees. Tenant shall not park any truck or delivery vehicle in the parking areas, nor permit delivery of merchandise at any place or at any time other than that designated by Landlord. In the event it is deemed necessary to prevent the acquisition of public rights, Landlord may from time to time temporarily close portions of the Common Areas, and may erect private boundary markers or take such steps as deemed appropriate for this purpose. Such actions shall not be considered an eviction or disturbance of Tenant's quiet possession of the demised premises.

        Q. DESTRUCTION: If the Demised Premises shall be partially damaged by any casualty insurable under Landlord's insurance policy, Landlord shall, upon receipt of the insurance proceeds, repair the same and the minimum rent shall be abated proportionately as to that portion of the Demised Premises rendered untenable. If the Premises by reason of such occurrence are rendered wholly untenable or whether the Premises are damaged or not, if all of the buildings which then comprise the Complex should be damaged to the extent of seventy-five percent or more of the then monetary value thereof, or seventy-five percent of the buildings or common areas of the Complex are damaged, whether or not the Premises are damaged to such an extent that the Complex cannot, in the sole judgement of the Landlord, be operated as an integral unit, then or in any such events, Landlord may elect to repair the damage or may cancel this Lease by notice of cancellation within one hundred eight (180) days after such event and thereupon this lease shall expire, and Tenant shall vacate and surrender the Premises to Landlord. Tenant's liability for rent upon the termination of this lease shall cease as of the day following the event or damage. Unless this lease is terminated by Landlord, Tenant shall hold the proceeds of all insurance carried by Tenant on its property and improvements in trust for the


Initialed by:                           Initialed by:

LM                                      AB
- ---------------------------------       -------------------------------------
Tenant                                  Landlord
purpose of repair and replacement. In the event Landlord elects to repair the damage any abatement of rent shall end five days after notice by Landlord to Tenant that the Premises have been repaired. If any damage is caused by the negligence of Tenant or its employees, the damages shall be repaired by Landlord, upon receipt of the insurance proceeds, but there shall be no abatement of rent.

        R. CONDEMNATION: If title to all of the Demised Premises is taken for any public or quasi-public use by eminent domain or by private purchase in lieu thereof, or if title to so much of the Premises or the Complex is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the premises or the Complex being a practical improvement and reasonably suitable for use for the purpose for which they are designed, then, in either event, this lease shall terminate at the option of either party on the date that title vests in the condemning authority; provided that Tenant shall not have the right to terminate this lease unless the taking is such as to render the premises inaccessible to pedestrian traffic, or unless Tenant's premises is reduced in size or utility so to be practically unusable for the purposes for which the premises are required to be used. If this lease is terminated under the provisions of this paragraph, rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of its leasehold estate or for the value of the unexpired term of the lease. If there is a partial taking of the Premises or the Complex and this lease is not thereby terminated under the provisions of this paragraph, then this lease shall remain in full force and effect, and the Landlord shall, within reasonable time thereafter, repair and restore the remaining portion of the premises, should they be affected, to the extent necessary to render the same reasonably suitable for the purposes for which the premises were leased, and shall repair and reconstruct the remaining portion of the Complex to the extent necessary to make the same a complete architectural unit; provided that such work shall not exceed the scope of the work required to be done by Landlord in originally constructing such Complex or the demised premises and the Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord in complying with its obligations hereunder. All compensation awarded or paid upon a total or partial taking of the Premises or the Complex shall belong to and be the property of the Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claims directly against the condemning authority for loss of business, damage to, and cost of removal of trade fixtures, furniture and other personal property belonging to Tenant; provided however, that no such claim shall diminish or adversely affect the Landlord's award. After any partial taking of the Demised Premises which does not result in the termination of this lease the Base Annual Rent for the remainder of the term shall be reduced by the same percentage as the floor area of the space taken bears to the Leased Square Feet in the entire demised premises.

        S. SUBORDINATION: Tenant agrees that this lease shall be subordinate to any mortgages, now or hereafter encumbering the Complex or any part or component thereof, and to all advances made upon the security thereof. This shall be self-operative and no further instrument of subordination shall be required by any mortgagee. However, the Tenant, upon request of any party in interest shall execute promptly such instruments or certificates to carry out the intent hereof as shall be required by the Landlord.

        Tenant shall within five (5) days of request by Landlord, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the demised premises or in the Complex or any part thereof or to the Landlord, execute a certificate certifying (if such be the case


Initialed by:                           Initialed by:

LM                                      AB
- ------------------------                -------------------------
Tenant                                  Landlord
that this lease is unmodified and is in full force and effect (and if there has been modification, that the same is in full force and effect as modified and stating the modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by the Tenant; and stating the day to which rentals and other charges are paid. Such certificate shall also include such other information as may be reasonably required by mortgagee.

        Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the demised premises, or in the event of a termination any lease under which Landlord may hold title, attorn to the purchaser of the encumbered interest or the Landlord as the case may be, and recognize such person as the Landlord under this lease. Tenant agrees that the institution of any suit, action or other proceeding by a mortgagee to realize on Landlord's interest in the Complex or as sale of Landlord's interest in the Complex pursuant to the powers granted to a mortgagee under its mortgage, shall not, by operation of law or otherwise, result in the cancellation or termination of this lease or of the obligations of the Tenant hereunder. Landlord and Tenant agree that notwithstanding that this lease is expressly subject and subordinate to any mortgages, any mortgagee, its successors and assigns or other holder of a mortgage or a note secured thereby, may sell the Complex in the manner provided in the mortgage and may, at the option of such mortgagee, his successors and assigns or other holder of the mortgage or the note secured thereby make such sale of the Complex subject to this lease.

        T. ASSIGNMENT: Tenant shall not assign, mortgage or encumber this lease nor sublet or suffer the Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance. If Tenant is a corporation, any transfer, sale or other disposition of the controlling stock of the Tenant shall be deemed an assignment of this lease provided, however, that if the stock of such corporation is regularly traded on any recognized securities market; the transfer of stock will not be prohibited hereby. Landlord consents to a transfer of this lease to a wholly owned subsidiary of Tenant provided that tenant shall remain primarily liable for the performance of Tenant's covenants hereunder. If this lease is assigned or if the premises or any part thereof is sublet or occupied by anyone other than Tenant whether with or without the written consent of Landlord, Landlord may collect rent from the assignee, sub-tenant or occupant and apply the net amount collected to the rents herein reserved, but no assignment, subletting, occupancy or collection shall be deemed waiver of any covenants or be deemed an acceptance of the assignee, sub-tenant or occupant, or a release of tenant from any liability hereunder.

        If the Landlord's written consent is given to an assignment or sub-letting, the Tenant and any guarantors shall nevertheless remain liable for the performance of all covenants and conditions hereof. If Landlord shall consent to an assignment of this lease, no further or additional assignments may be made without the prior written consent of the Landlord.

        U. SURRENDER: Upon the expiration of the term hereof Tenant shall surrender the Premises to Landlord as in good order and condition as they were in at the commencement of the term (except for ordinary wear and tear and damage by fire or other casualties, or causes beyond the Tenant's control) together with all additions, alterations and improvements which may have been made in or to the premises pursuant to this lease. Landlord may, at its option, require the Tenant to remove all such alterations and additions and to restore the premises to the condition they were in when originally delivered to Tenant, save ordinary wear and tear. In the event Tenant continues to occupy the premises

Initialed by:                           Initialed by:

LM                                      AB
- -------------------------------         --------------------------------
Tenant                                  Landlord
after the expiration of the term, without being given or being entitled to a renewal or new lease, such occupancy shall be considered a tenancy from month-to-month at a monthly rental equal to double the rent payment due for the last full month of the lease term. This provision shall not give Tenant any right to continue occupancy following the expiration of this lease, except with the consent of Landlord. Tenant shall be liable to Landlord for all damages occasioned by such holding over, including claims by any succeeding occupancy of the premises for such delay.

                             ARTICLE VII. LIABILITY

        A. INDEMNITY: Tenant hereby indemnifies Landlord and agrees to save Landlord harmless from suits, actions, damages, liability and expenses and costs in connection with tenant's use and/or occupancy of the Premises including but not limited to loss of life, bodily or personal injury, property damage or loss of income arising from or out of any occurrence in, upon or at or from the Demised Premises or the occupancy or use by Tenant of said Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires, including the sidewalks and common areas and facilities within the Complex. Tenant shall store its property in and shall occupy the Demised Premises and all other portions of the Complex at its own risk, and releases Landlord, to the full extent permitted by law, from all claims of every kind resulting in loss of life, personal or bodily injury or property damage. Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise or equipment, fixtures or other personal property of Tenant or to Tenant's business; and Landlord shall not be responsible or liable to Tenant or to those claiming by, through or under Tenant for any loss or damage to either the person or property of Tenant that may be occasioned by or through the acts of omissions of persons occupying adjacent, connecting or adjoining premises. Landlord shall not be responsible or liable for any defect, latent or otherwise, in the Premises or in any building in the complex, or any of the equipment, machinery, utilities, appliances or apparatus therein nor shall it be responsible or liable for any injury, loss of damage to any person or to any property of Tenant or other person caused by or resulting from bursting, breakage or by or from leakage, steam, running or the overflow of water or sewerage in any part of said premises or for any injury or damage caused by or resulting from acts of God or the elements, or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction, operation or use of any of said premises, buildings, machinery, apparatus or equipment by any person or by or from the acts or negligence of any occupant of the premises. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Demised Premises or in the building of which the Demised Premises are a part, or of defects therein or in any fixtures or equipment. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the terms of this Lease.

        B. FORCE MAJEURE: Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing or through acts of God.

        C.      INSURANCE -- PROPERTY DAMAGE, LIABILITY, AND OTHER INSURANCE:
Tenant shall maintain at its own cost and expense (with coverage to



Initialed by:                           Initialed by:

LM                                      AB
- -----------------------------------     ------------------------------------
Tenant                                  Landlord
commence at the time Tenant enters the Premises to install equipment, etc., or at the commencement of the term of this Lease, whichever occurs earlier) (1) FIRE INSURANCE in an amount adequate to cover the cost of replacement of all decorations and improvements, fixtures, and contents in the Premises in the event of fire. This insurance must be procured on an "All Risk" basis and comply with the Southeastern Underwriters Association. Tenant must also procure "Fire Legal Liability" in an amount not less than $100,000.00. (2) PUBLIC LIABILITY INSURANCE on an occurrence basis with minimum limits of liability in an amount of $1,000,000.00 for personal injury or death to any person and $1,000,000.00 for such bodily injury or death of more than one person and $1,000,000.00 with respect to damage to property (3) PLATE GLASS INSURANCE covering all outside plate glass in the Premises, and, if there is a boiler in, adjoining or beneath the Premises, broad form boiler insurance in an amount specified by Landlord. In the event Tenant fails to obtain or maintain the insurance required hereunder, Landlord may obtain same and any cost incurred by Landlord in connection therewith shall be deemed additional rent to be paid by Tenant and is payable as such.

        Any insurance procured by Tenant as herein required shall be issued in the name of Landlord or such agents as Landlord may designate and Tenant by a company licensed to do business in the State of Florida and with a current Best's rating of no lower than "A" and shall contain endorsements that (1) such insurance may not be cancelled or amended with respects to Landlord without thirty (30) days written notice by registered mail to Landlord by the insurance company; (2) Tenant shall be solely responsible for payment of premiums and Landlord shall not be required to pay any premiums for such insurance; (3) in the event of payment of any loss covered by such policy, Landlord shall be paid first by the insurance company for its loss; and (4) any insurance policies herein required to be procured by Tenant shall contain an express waiver of any right or subrogation by the insurance company against Landlord. The original policy or policies of all such hazard and liability insurance shall be delivered to Landlord by Tenant within ten (10) days of the issuance of each such policy by the respective insurance company.

        Tenant shall not stock, use or sell any article or do anything in or about the Premises which may be prohibited by Landlord's insurance policies or any endorsements or forms attached thereto, or which will increase any insurance rates or premiums on the Premises, the building of which they are a part and all other buildings in the Complex. Tenant shall pay on demand any increase in premiums for Landlord's insurance that may be charged on such insurance carried by Landlord resulting from Tenant's use, occupancy or vacancy of the Demised Premises. A schedule issued by the organization making the fire insurance, extended coverage, vandalism and malicious mischief, special extended coverage or any all-risk insurance rates for said premises or any rule books issued by the rating organizations or similar bodies or by rating procedures or rules of Landlord's insurance companies shall be conclusive evidence of the several items and charges which make-up the insurance rates and premiums on the Demised Premises and the Complex. If, due to the occupancy, abandonment, or Tenant's failure to occupy the Premises as herein provided, any insurance shall be cancelled by the insurance carrier or if the premiums for any such insurance shall be increased, then, in any of such events, Tenant shall indemnify and hold Landlord harmless and shall pay on demand the increased cost of such insurance. Tenant also shall pay in such events, any increased premium on the rent insurance that may be carried by Landlord for its protection against rent loss through fire or other casualty.

        D. INSURANCE -- FIRE AND OTHER INSURANCE: Tenant shall pay, as Additional Rent, its Proportionate share of all premiums for fire insurance with extended coverage, endorsement and/or supplemental risks insurance and/or Broad Boiler and Unfired Pressure Vessels insurance,

Initialed by:                           Initialed by:

/s/ LM                                  /s/ AB
- -------------------------------         --------------------------------
Tenant                                  Landlord
including repair or replacement coverage, public liability and property damage insurance, business interruption and/or loss of rent insurance and/or any other insurance as respects loss of or damage to, or liability by reason of the ownership and operation of, the Premises that may be carried by Landlord with respect to the Premises during the term of this Lease, and Tenant shall pay such amounts to Landlord in the manner hereinafter specified.

        E.      INSURANCE -- MANNER OF PAYMENT OF INSURANCE PREMIUMS BY TENANT:
The Proportionate Share of insurance premiums payable by Tenant pursuant to the foregoing provision of this Lease may, at the option of Landlord, be estimated by Landlord for such period in advance as Landlord may determine not exceeding one (1) year, and Tenant agrees, upon the request of the Landlord, to deposit with Landlord such amounts in monthly installments in advance on the first day of each calendar month during such period, such installments to be in addition to all other payments of rent provided for in this Lease. At the end of the period for which such estimated payments have been made, Tenant shall be advised of the actual amount required to be paid under the foregoing provision of this Lease and if necessary an adjustment shall be made between the parties. If Tenant's deposit is in excess of such actual amount, the excess shall be refunded by Landlord within a reasonable period of time. If the amount Tenant shall have deposited is less than such actual amount, Tenant agrees to pay such extra amount with the next Rent payment due, or if no further rent payments are due, then forthwith upon demand therefore by Landlord.

                           ARTICLE VIII. PERFORMANCE

        A. DEFAULT: The following events shall be deemed to be events of default by Tenant under this lease: If

                (1) Tenant shall fail to pay any installment of rent, including Percentage Rent and additional rent hereby reserved and such failure shall continue for a period of five (5) days.

                (2) Tenant shall fail to comply with any term, provision, or covenant of this lease, other than payment of rent and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant.

                (3) Tenant or guarantor shall become insolvent or shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors.

                (4) Tenant or guarantor shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or there shall be filed against Tenant a petition in bankruptcy or insolvency or a similar proceeding, and any such proceedings shall not have been dismissed within ninety (90) days after its commencement, or Tenant shall be adjudged bankrupt or insolvent in proceeding filed against Tenant thereunder.

                (5) A receiver or Trustee shall be appointed for the Premises or for all or substantially all the assets of Tenant.

                (6) Tenant shall abandon or vacate all or any portion of the Premises or fail to take possession or open for business within the time required by this Lease.

                (7) Tenant shall do or permit to be done anything which creates a lien upon the Premises, or the Complex or any portion thereof.

        B. REMEDIES: Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                (1) Terminate this lease, in which event Tenant shall immediately surrender the Premises to Landlord, and, if Tenant

Initialed by:                               Initialed by:

LM                                          AB
- ------------------------------------        -----------------------------------
Tenant                                      Landlord
fails to do so, Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefore; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to re-let the premises on satisfactory terms or otherwise.

        (2) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefore, and, if Landlord so elects, re-let the premises on such terms as Landlord may deem advisable and receive the rent therefore. If Tenant is not in possession of the Demised Premises and Landlord terminates this Lease due to Tenant's default hereunder, Tenant shall surrender Tenant's copy of the lease to Landlord and Tenant shall have no further rights hereunder. Tenant agrees to pay to Landlord on demand any deficiency, expenses and/or brokerage fees that may arise by reason of such re-letting.

        (3) Enter upon the Premises by force if necessary without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses including reasonable attorneys fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages, resulting to the Tenant for such action, whether caused by the negligence of Landlord or otherwise.

        (4) All rent and other charges due and to become due under this lease may, at the option of Landlord, become immediately due and payable.

        (5) Collect from Tenant all costs, expenses or damages incurred by Landlord resulting from or in any matter attributable to Tenant's failure to perform Tenant's duties and obligations in a timely fashion or in the event of Tenant's failure to commence operations in the premises on the Commencement Date, collect from Tenant liquidated damages (which Tenant hereby acknowledges to be fair and reasonable) or $100.00 per day until the date Tenant so commences operations in the premises.

        C. NO WAIVER: Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No action taken by or on behalf of the Landlord shall be construed to be acceptance of a surrender of this lease. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this lease or the deficiency arising by reason of any re-letting of the demised premises by Landlord as above provided, allowance shall be made for the expense of repossession, any repairs or remodeling undertaken by Landlord following repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this lease, including all reasonable fees of Landlord's attorneys when such attorneys are employed by Landlord to effect collection of any sums due hereunder or to enforce any right or remedy of Landlord.

Initialed by:                                    Initialed by:

LM                                               AB
- -----------------------------                    -----------------------------
Tenant                                           Landlord

        The failure of the Landlord to insist, in any one or more instances upon strict performance of any of the covenants or agreements in this Lease, or to exercise any option herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant, agreement, or option, but the same shall continue and remain in full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant or agreement thereof, shall not be deemed a waiver of such breach and no waiver by the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Landlord.

        D. RIGHT TO CURE: If Tenant defaults under this lease, Landlord may, at its option, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without notice to Tenant, cure such default for the account of Tenant. If the Landlord shall institute an action or summary proceeding against the Tenant based upon such default, or if the Landlord shall cure such default or defaults for the account of Tenant, then the Tenant will pay all costs and expenses incurred by Landlord in curing such default including reasonable attorney's fees, which sum, together with interest at the rate of fifteen (15%) percent per annum shall be due and payable on demand, and shall be deemed to be additional rent. Landlord shall not be responsible to Tenant for any loss or damage resulting in any manner by reason of its undertaking any acts in accordance with the provisions of this lease.

        E. TIME OF ESSENCE: Time is of the essence of this lease and each and every provision hereof.

        F. NOTICES: any notice required or permitted to be given under this lease shall be in writing and shall be posted in the United States mail, registered, return receipt requested, addressed to the party to be served at the address shown in Article I of this lease, or to such other address as either the Landlord or the Tenant shall designate, in the manner herein set forth for the giving of notice. Any notice required to be given by the Tenant to the Landlord to be effective hereunder shall also be given in writing by registered mail to each mortgagee of the Landlord's estate provided that the Tenant shall have previously received written notice of the name and address of any such mortgagee. A mortgagee shall have the same rights to cure any default that the Landlord has under the terms of this lease.

        G. SUBMISSION OF LEASE: Submission of this Lease for examination does not constitute an option for the demised premises and becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant. If any provisions contained in a rider is inconsistent with the printed provision of this lease, the provision contained in said rider shall supercede said printed provision. The captions, numbers and index appearing herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this lease.

        H. RECORDING: Tenant shall not record this lease or a memorandum thereof without the written consent of Landlord.

        I. PARTIAL INVALIDITY: If any provision of this lease or application thereof to any person or circumstance to any extent be invalid, the remainder of this lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this lease shall be valid and enforced to the fullest extent permitted by law.

        J. BROKER'S COMMISSION: Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with

Initialed by:                           Initialed by:

LM                                      AB
- -------------------------------         --------------------------------
Tenant                                  Landlord
the execution of this lease and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any such claim, including cost of counsel fees.

         K. INTERPRETATION: The covenants and agreements herein contained shall bind, and the benefits and advantages hereof shall inure to the respective heirs, legal representatives, successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders. This lease may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. The marginal notes and headings of this lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent or otherwise affect in any way this lease. This agreement shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of the Landlord. Tenant shall have only a usufruct not subject to levy and sale, and not subject to assignment except in accordance with the provisions hereof. This lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Complex is located. Should any of the printed provisions of this lease require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms of any such printed provision shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed most strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of the printed provisions of this lease, and that all terms were negotiable.

         L. ENTIRE AGREEMENT: Notwithstanding anything herein contained or contained in any other writings concerning the Demised Premises by either of the parties hereto, the parties hereto agreeing hereby that all such other writings are hereby superceded and/or merged into this Lease which shall be the entire agreement of the parties concerning said Demised Premises, this Lease shall not become binding as such upon Landlord unless all preliminary conditions required to be performed by Tenant are so performed and unless the requirements of the zoning ordinances and rules and regulations of all public authorities having jurisdiction are met. Tenant acknowledges that Landlord makes no representations as to his ability to build or Tenant's ability to conduct the business intended to be conducted on the premises under said zoning laws and the rules and regulations of said public authorities having juris- diction.

        Tenant acknowledges that Landlord has not made any statement, promise or agreement or taken upon itself any engagement whatsoever, verbally or in writing, in conflict with the terms of this Lease, or that in any way modifies, varies, alters, enlarges or invalidates any of its provisions, and that no obligation of the Landlord shall be implied in addition to the obligations herein expressed.

                             ARTICLE IX. GUARANTEE

        A. Guarantor, to induce Landlord to enter into this Lease and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, hereby directly and unconditionally guarantees to and covenants with Landlord that Tenant will duly and promptly perform, observe and keep each and every covenant, proviso, condition and agreement in this Lease on the part of the Tenant to be


Initialed by:                               Initialed by:

LM                                          AB
- ------------------------------------        -----------------------------------
Tenant                                      Landlord
performed, observed or kept, including the payment of rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the times and in the manner herein specified, and that if any default shall be made by Tenant, whether in payment of any rent or other sums from time to time falling due hereunder, as and when the same becomes due and payable, or in the performance, observance or keeping of any of the said covenants, provisos, conditions, or agreements which under the terms of this Lease are to be performed, observed or kept by the Tenant, Guarantor will forthwith pay to Landlord on demand the said rent and other sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, provisos, conditions, or agreements.

        B. Guarantor covenants with Landlord that Guarantor is jointly and severally bound with Tenant, as principal debtor as if Guarantor were named Tenant hereunder.

        C. Guarantor(s) hereby agree, if more than one, that their obligations hereunder are joint and several.

        D. No neglect or forbearance of Landlord in endeavoring to obtain payment of the rent reserved herein or other payments required to be made under the provisions of this Lease as and when the same become due, no delays of Landlord in taking any steps to enforce performance or observance of the several covenants, provisos or conditions contained in this Lease to be performed, observed or kept by Tenant, no extension or extensions of time which may be given by Landlord from time to time to Tenant, no consent by Landlord to any assignee or subletting by Tenant or to any other matter, no assignment by Tenant of its interest under this Lease, no subletting by Tenant of all or any part of the Leased Premises and no other act or failure to act of or by Landlord shall release, discharge or in any way reduce the obligations of Guarantor under the provisions of this Article, each of which shall remain in full force and effect during the entire term of this Lease.

        E. In the event of termination of this Lease other than by surrender accepted by Landlord, or in the event of disclaimer of this Lease pursuant to any statute, or in the event that Tenant (if a corporation, partnership or joint venture) ceases to exist, then at the option of Landlord, Guarantor shall execute a new lease of the Leased Premises between Landlord as Landlord and Guarantor as Tenant for a term equal in duration to the residue of the term of this Lease remaining unexpired at the date of such termination or such disclaimer, or such cessation of existence. Such lease shall contain the like Landlord's and Tenant's obligations respectively and the like covenants, provisos, agreements, and conditions in all respects as contained in this Lease.

        F. Guarantor hereby agrees that its obligations hereunder are performable in the county of the Premises and hereby submits to the jurisdiction of the Courts of the State of Florida in any action or proceeding whatsoever by Landlord to enforce its rights hereunder.

                        ARTICLE X. RULES AND REGULATIONS

        A. RULES AND REGULATIONS: Tenant agrees to observe and comply with and Tenant agrees that his agents and all persons visiting in the


Initialed by:                           Initialed by:

LM                                      AB
- ----------------------------------      --------------------------------------
Tenant                                  Landlord

Premises will observe and comply with the Rules and Regulations and such other and further Rules and Regulations as Landlord may from time to time deem needful and prescribe for the reputation, safety, care and cleanliness of the Building, and the preservation of good order therein and the comfort, quiet and convenience of other occupants of the Building, which Rules and Regulations shall be deemed terms and conditions of this Lease. Landlord shall not be liable to Tenant for the violation of any of the said Rules and Regulations by any other Tenant or person.

        B. GARBAGE AND REFUSE: All garbage and refuse shall be kept in the kinds of containers specified by Landlord and shall be stored on the Leased Premises prepared for collection in the manner and at the places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use the same and pay the cost thereof as reasonably determined by the Landlord within ten (10) days after demand therefor by the Landlord. Tenant shall make arrangements satisfactory with the Landlord for, and shall pay the cost of, removal of all of Tenant's garbage, refuse or rubbish from the Leased Premises on a regular, periodic basis. Tenant shall not burn any trash or garbage of any kind in or about the Leased Premises.

        C. RADIO AND TELEVISION ANTENNAE: No exterior antennas, electric wires, telegraph call boxes, or any other electric equipment or apparatus shall be erected or installed on Leased Premises without, in each instance, the prior written consent of Landlord. Any antennae so installed without such written consent shall be subject to removal without notice at any time, at the cost of Tenant.

        D. ADJACENT AREAS: The areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place any obstructions or merchandise in such areas.

        E. PARKING: Tenant shall have the nonexclusive use of any nonassigned parking spaces however, Landlord reserves the right to assign parking spaces on the basis of square footage occupied. In the event that spaces are assigned for Tenant or its employees and Tenant or its employees fail to park their motor vehicles in designated employee parking areas as aforesaid, then landlord at its option shall be entitled to charge Tenant, and Tenant hereby agrees to pay Landlord on demand as additional rent, Ten Dollars ($10.00) per day per motor vehicle parked in any area other than those designated as employee parking areas.

        F. WINDOWS AND PROJECTIONS: Nothing shall be affixed to or projected beyond the outside of the Building by Tenant without the prior written consent of Landlord. If Tenant desires, and Landlord permits, blinds, shades, or other form of outside or inside window coverings, they shall be furnished and installed at the expense of Tenant and must be of such shape, color, material and make as are approved by Landlord.

        G. ADVERTISING AND SIGNS: Unless expressly permitted by Landlord, no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside of the Building, except on the glass or panels of the doors of the Leased Premises, and then only of subject matter and in such color, size, style and material as shall conform to the specifications of Landlord. Landlord reserves the right to remove all other signs or lettering, without notice to Tenant, at the expense of Tenant.

Initialed by:                           Initialed by:

LM                                      AB
- -------------------------------         --------------------------------
Tenant                                  Landlord

        H. BICYCLES AND ANIMALS: Unless expressly permitted by Landlord, no bicycle or other vehicle and no animal shall be brought or permitted to be in the Building or any part thereof.

        I. MACHINERY: Unless Landlord gives prior written consent in each and every instance, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about said Premises. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent vibration, noise, or annoyance, or the spillage or leakage of fluids, oils or grease on the floors of said Premises.

        J. LOCKS: Unless expressly permitted by Landlord, no visible additional locks or similar devices shall be attached to any door or window. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of said Premises and shall provide Landlord with the then-current combinations for any combination locks or safes, cabinets and vaults.

        K. NOISES AND OTHER NUISANCES: Tenant shall not make or permit any noise, odor, or vapor that is objectionable to Landlord or to other occupants of the Building to emanate from said Premises, and shall not create or maintain a nuisance therein, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building. Tenant shall not install or operate any phonograph, musical instrument, radio or television receiver or similar device in the Building without prior approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

        L. SAFES OR HEAVY ARTICLES: Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought into said Premises or removed therefrom at the Tenant's sole risk and responsibility.

        M. HANDIWORK: tenant will not use or allow the surrounding parking and landscaped area to be used for any type of auto repair work, painting of any kind, fiberglassing of any king or woodworking of any kind.

        N. AWNINGS AND COVERINGS: No awnings, metal bars or metal frame work shall be placed by the Tenant on any windows, any interior location visible from the exterior of the Building, any exterior portions of the Building or grounds without prior written consent of the Landlord.

                           ARTICLE XI. MISCELLANEOUS

        A. GOVERNING LAW: This Lease shall be construed in accordance with and governed by the laws of the state of Florida.

        C. PLUMBING FACILITIES: The plumbing facilities in the Leased Premises shall not be used for any other purpose than that for which they


Initialed by:                                         Initialed by:

LM                                                    AB
- ---------------------------                           -------------------------
are constructed, and no foreign substances of any kind shall be thrown therein; the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Tenant.

        D. WAIVER: The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing by Landlord.

        IN WITNESS WHEREOF this Lease has been duly executed by the parties hereto, under seal, as of the day and year first above.

Signed, sealed and delivered in the presence of:


                                     LANDLORD:  Boca Commercial Industrial, Ltd.

                                     By: [ILLEGIBLE]
- ------------------------------          --------------------------------------
                                     Date:  4/3/89
- ------------------------------            ------------------------------------


                                     TENANT:  Q.E.P. Co., Inc.

/s/ Debra W. Domian                  By:/s/ Lois Gould, President
- ------------------------------          ---------------------------------------
/s/ Denise McOnace                   Date:03/21/89
- ------------------------------            -------------------------------------


                                     GUARANTOR(S):

/s/ Debra W. Domian                  By: Lois Gould
- ------------------------------          --------------------------------------
/s/ Denise McOnace                   By:
- ------------------------------          --------------------------------------
                                     By:
- ------------------------------          --------------------------------------
                                     Date:
                                          ------------------------------------

                                 EXHIBIT "B"

                           RIDER TO LEASE AGREEMENT
                   BETWEEN BOCA COMMERCIAL INDUSTRIAL LTD.
                                     AND
                               Q.E.P. CO., INC.

This Rider is intended to be incorporated in and be a part of the Standard Lease Agreement to which it is attached. In the event of any inconsistencies between the terms and provisions of this Rider and the terms and provisions of the Standard Lease Agreement, this Rider shall control.

1. The Tenant under the Lease, Q.E.P. Co., Inc., is represented by Tenant to be in good standing with the Secretary of State of the State of Florida.

2. The Tenant agrees to pay the base rent for the initial term as set forth below:



                                 Monthly                        Total
        Lease Month                Rate                    Annual Base Rent
        -----------              ----------                ----------------
          1 - 4.5                   ---                           ----
        4.5 - 12                  2,154.69                      25,856.25
         12 - 24                  4,617.19                      55,406.25
         25 - 36                  5,232.81                      62,793.75
         37 - 48                  6,464.06                      77,568.75
         49 - 63                  7,695.31                     115,429.69


3. Landlord acknowledges that Tenant is presently obligated to Two (2) separate leases in the Miami, Florida area. As an inducement to have the Tenant move into Landlord's building, Landlord agrees to allow up to Twelve (12) months of Base Rental Abatement. Tenant acknowledges as an inducement to Landlord to offer same, Tenant shall allow Landlord's representative (Brenner Real Estate Group, "Brenner") to represent Tenant in promoting and seeking Tenants or Buyer on an exclusive basis for said premises. Landlord agrees to provide acceptable terms and conditions for said leases or sale and also agrees to enter into an exclusive listing agreement with Brenner. Tenant also agrees to cooperate fully with Brenner and use best efforts in assisting in the leasing or sale of said premises.

       During any period of Base rental abatement, Tenant agrees to pay the common area charges plus any applicable sales tax for the premises. The Base rental abatement discussed herein shall cease upon the occupancy of a tenant or closing by a buyer for said premises.

4. Landlord and Tenant acknowledge that all additional charges called for under the Lease Agreement at the date of this Lease are being capped and collected at $1.25 per sq. ft.*

5. Article IV B, Adjusted Annual Rent shall not apply to the initial term of this base.

6. As it relates to the renewal option (Article III Paragraph C) Article IV B shall apply with fixed increase of the base rent of 10% greater than the previous 12-month period for first 12 months of the new term. The increases, thereafter, shall be as described therein.

       *Tenant agrees to pay its proportion at share of any increase in real estate taxes and insurance over the base year being 1989.

EXHIBIT "B"
Page 2

7. Article IV Paragraph I - water and sanitary sewer service are part of the common area charges.

8. The following paragraphs in Article VI shall be modified to provide the following:

                B       -       Permission shall not be unreasonably withheld.

                C       -       Multiple names permitted.

                F       -       Showroom permitted.

                G       -       Flammable substances permitted so long as
                                Tenant complies with all governmental
                                regulatory and safety requirements for
                                treatment of such substances.


                K       -       Unless there is an emergency, Landlord shall
                                only have access during normal business hours.

                M       -       Tenant shall be provided a reasonable time to
                                cure before Landlord would execute any lien created herein.

                Q       -       Delete "one hundred eighty (180) days" insert
                                "Ninety (90) days".

                R       -       In the last sentence of the paragraph insert
                                "and common area charges or "Additional Rent
                                Due" after "Base Annual Rent".

                T       -       Permission shall not be unreasonably withheld.

9.     Article VII - Landlord shall accept a copy of insurance policy.

10. Article VIII Paragraph B(1) - Landlord shall provide notice and reasonable time to remedy.

11. Article X Paragraph B - Costs associated with this section are a part of common area charges being collected.

12. Landlord agrees and Tenant acknowledges that Landlord shall provide an improvement allowance of $32,500. This sum shall be inclusive of architecture drawings, electrical upgrades, and any other improvements to the space. Landlord agrees to construct improvements in accordance with plans and specifications to be drawn by Landlord's architect with the assistance of Tenant and approved by both Landlord and Tenant. It is contemplated by both, Landlord and Tenant, that the necessary improvements shall exceed the allowance. Before improvements are started, both Landlord and Tenant agree that said cost shall be agreed upon and any cost above the allowance shall be loaned to the Tenant and paid back to the Landlord over the term of the Lease on a monthly basis including 12% interest thereon. Tenant and Guarantor agree to execute a separate Promissory Note evidencing this obligation. Any default in payment of amounts due under the Note shall be deemed default under the Lease Agreement.*

 *Notwithstanding anything to the contrary herein Landlord and Tenant agree that the total sum that shall be provided by Landlord shall not exceed $40,000. Any amount in excess of this shall be paid by Tenant and not loaned by Landlord or amortized into the Lease.

EXHIBIT B
Page 3


13. Landlord and Tenant acknowledge that the nature of Tenant's business causes noise that may be disturbing to neighboring tenants. Therefore, Landlord and Tenant agree to share the cost of insulating the demising walls 50/50 if necessary.






         Initialed By:                                Initialed By:


              LM                                           AB
- ---------------------------------           -----------------------------------

                            FIRST AMENDMENT TO LEASE
                                    BETWEEN
                        BOCA COMMERCIAL INDUSTRIAL, LTD.
                                      AND
                                Q.E.P. CO., INC.

This Amendment dated March 8, 1995 is a modification of the Lease dated the 1st day of March, 1989, by and between Boca Commercial Industrial, Ltd. ("Landlord") and Q.E.P. Co., Inc., ("Tenant").

                                  WITNESSETH:

        WHEREAS, the parties hereto executed that certain Lease dated March 1, 1989 ("Lease") and

        NOW THEREFORE, for Ten and no/100 Dollars ($10.00) and other good and valuable considerations, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby do agree as follows, to-wit:

        1. The recitation set forth in the preamble of this Amendment are true and correct and included herein by this reference.

        2. TERM: Notwithstanding anything to the contrary within the Lease Agreement or any other agreements between the Landlord and Tenant, the Tenant wishes to occupy additional space within the Complex, namely Suite #4, consisting of approximately 6,165 square feet, for the term commencing April 1, 1995 and ending November 30, 1996.

        3. RATE: The rate shall be $4.50 per square foot NNN from April 1, 1995 through September 30, 1995 and $4.75 per square foot NNN from October 1, 1995 through November 30, 1996.

                Notwithstanding anything to the contrary within the Lease Agreement or any other agreements between the Landlord and Tenant, *it is understood and agreed that the Operating Expenses on this project are currently estimated at $1.94 per square foot and shall be collected as such for the additional space.

             Months                  Base Rent     CAM      Sales Tax    Total
             ------                  ---------   -------    ---------  ---------

April 1, 1995 - September 30, 1995   $2,311.88   $996.68*    $198.51   $3,507.07
October 1, 1995 - November 30, 1996  $2,440.31   $996.68*    $206.22   $3,643.21

                Quoted revised rental rates shall be subject to six (6%) percent Florida sales tax.

        4. Except as modified herein, the terms and provisions of the Lease are hereby ratified and confirmed, incorporated herein by this reference and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of March 8, 1995.

Signed, sealed and delivered in the presence of:

WITNESS:                     LANDLORD: Boca Commercial Industrial, Ltd.
                                   By: Brenner Real Estate Group, Agent for Boca
                                       Commercial Industrial, Ltd.

By: /s/ GLORIA SHAUF         By: /s/ SCOTT BRENNER, AGENT
   ------------------------     -------------------------------
                                     Scott Brenner, Agent

By: /s/ K. ALBERTS           Date:   3/8/95
   ------------------------       -----------------------------
        As to Landlord

                             TENANT: Q.E.P. CO., INC.

By: [ILLEGIBLE]                 By: /s/ LEWIS GOULD
   ------------------------     -------------------------------
                                     Lewis Gould, President

By: [ILLEGIBLE]                 Date:   3/8/95
   ------------------------       -----------------------------
        As to Tenant

                            THIRD AMENDMENT TO LEASE
                                    BETWEEN
                        BOCA COMMERCIAL INDUSTRIAL LTD.
                                      AND
                                Q.E.P. CO., INC.

This Amendment dated November ______, 1995 is a modification of the Lease dated the 1st Day of March, 1989 and Amended March 8, 1995 by and between Boca Commercial Industrial Ltd., (Landlord) and Q.E.P. Co., Inc. (Tenant).

WITNESSETH:

WHEREAS, the parties hereto executed that certain lease dated March 1, 1989 ("Lease"), and

NOW THEREFORE, For Ten Dollars ($10.00) and other good and valuable considerations, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby do agree as follows, to wit:

        1. The recitations set forth in the preamble of this Amendment are true and correct and included herein by this reference.

        2. PREMISES: Bay 8 consisting of approximately 14,775 rsf and Bay 10 consisting of approximately 10,900 rsf.

        3. TERM: Notwithstanding anything to the contrary within the Lease Agreement or any other agreements between the Landlord and Tenant, the term of the Lease shall be extended for a period of one (1) year, commencing December 1, 1996 and expiring November 30, 1997.

        4. RENTAL RATE: Current rental rates shall be increased by five percent (5%). The rental rate for the extension period shall be:

                               PSF             Monthly         Annually
                              -----          -----------      ----------
                Bay 8         $6.89           $8,483.31       $101,799.75

                Bay 10        $4.73           $4,291.88       $ 51,502.50

                As additional rent, Tenant shall be responsible for Operating Expenses for 10,100 sf of leased premises. Operating Expenses are estimated at $1.94 psf for 1995 subject to adjustment.

                Quoted rental rates and additional rent shall be subject to Florida state sales tax.

        5. BROKER'S COMMISSION AND AGENCY DISCLOSURE: Tenant represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease other than those listed herein and agrees to indemnify Landlord against and hold it harmless from all liabilities arising from any other claim, including cost of counsel fees.

                Landlord agrees to pay the following Broker only:

                Broker representing Landlord: Brenner Real Estate Group

        6. Except as modified herein, the terms and provisions of the Lease are hereby ratified and confirmed, incorporated herein by this reference and remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of November _______, 1995.

Signed, sealed and delivered in the presence of:


WITNESS:                                 LANDLORD: Boca Commercial
                                                   Industrial Ltd.

                                         By: Brenner Real Estate Group, Agent
                                             for Landlord Boca Commercial
                                             Industrial Ltd.

                                          By:
                                               -------------------------------
                                          Scott Brenner, President

BY: /s/ PAULA B. SIEGEL                   Date:
   ---------------------------------           -------------------------------

                                          TENANT: Q.E.P. Co. Inc.

By:                                       By:  /s/ Illegible
   ---------------------------------           -------------------------------

By:  PAULA B. SIEGEL
   ---------------------------------           -------------------------------
         Print above name
                                          Date:  November 21, 1995
                                               -------------------------------